Exhibit 10.8.2.1

AMENDMENT 1 TO

EMPLOYMENT AGREEMENT

This AMENDMENT 1 to that certain Employment Agreement dated May 1, 2000, is entered into by and between Avery Dennison Corporation, a Delaware corporation (the “Company”) and Philip M. Neal (the “Executive”), effective as of May 1, 2005.

Whereas, the parties to the Employment Agreement (“Agreement”) desire to amend the Agreement;

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	The date of the Agreement is amended to read “May 1, 2005.”

2.	Subparagraph 4(a)(i) is amended to reflect Executive’s new title as Chairman of the Board of Directors.

3.	All other terms and conditions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Executive has executed this Amendment and, pursuant to the authorization from the Compensation and Executive Personnel Committee of the Board of Directors, the Company has caused this Amendment to be executed, all as of the day and year first above written.

AVERY DENNISON CORPORATION		EXECUTIVE

By:
	Robert G. van Schoonenberg Executive Vice President, General Counsel and Secretary	Philip M. Neal